                                                                [EX.-99.906CERT]

                                                                     Exhibit (b)

                           SECTION 906 CERTIFICATIONS

      In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                  By: /s/ Gary E. Wendlandt
                                                      --------------------------
                                                      Gary E. Wendlandt
                                                      Chief Executive Officer

                                                  Date: June 29, 2005

                           SECTION 906 CERTIFICATIONS

      In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                       By: /s/ Jeffrey J. Gaboury
                                           ------------------------------------
                                           Jeffrey J. Gaboury
                                           Vice President, Treasurer and Chief
                                           Financial Officer

                                       Date: June 29, 2005